SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund,

Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

November 8, 2024

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to all series of GuideStone Funds (the “Trust”).

The Board of Directors of the Trust (the “Board”) approved the appointment of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to manage an assigned portion of the Medium-Duration Bond Fund (“MDBF”). There were no changes to the MDBF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Loomis Sayles. The overall management and advisory fees payable by the MDBF increased by approximately 0.01% (one basis point) as a result of the appointment of Loomis Sayles as a sub-adviser to the MDBF; however, the overall management and advisory fees of the MDBF did not increase to a level above that last approved by its shareholders. As such, shareholder approval was not necessary to approve the appointment of Loomis Sayles as a sub-adviser to the MDBF pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) received by the Trust and GuideStone Capital Management, LLC (the “Adviser” or “GSCM”), which is discussed within this Information Statement. The appointment of Loomis Sayles as a sub-adviser to the MDBF was approved subsequent to the termination of the sub-advisory agreement with Western Asset Management Company, LLC (“Western”). The Loomis Sayles portfolio account within the MDBF includes the assets previously managed by Western and a reallocation of other assets within the MDBF.

The Board and GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), the holder of the majority of the outstanding voting securities of the Trust, have approved an amended and restated Advisory Agreement between the Trust, on behalf of the MDBF and the Global Real Estate Securities Fund (the “GRESF”), and GSCM. The amended and restated Advisory Agreement incorporates an increase to the advisory fee payable by the MDBF to the Adviser of 0.02% (two basis points) and an increase to the advisory fee payable by the GRESF to the Adviser of 0.03% (three basis points), as the result of a comparative fee evaluation for each series of the Trust.

In addition, upon the recommendation of the Board, GuideStone Financial Resources, the holder of the majority of the outstanding voting securities of the Trust, has approved an increase in the annual compensation to be paid to each director of the Trust who is not an “interested person” of the Trust, as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ Brandon Pizzurro
Brandon Pizzurro
Director and President

2

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund,

Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

November 8, 2024

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to all series of GuideStone Funds (the “Trust”) (each, a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in this Information Statement, available online at GuideStoneFunds.com/Fund-Literature.

The Information Statement discusses certain actions taken with respect to the Funds: (i) the appointment of a new sub-adviser to the Medium-Duration Bond Fund (“MDBF”); (ii) the approval of an amended and restated Advisory Agreement between the Trust, on behalf of the MDBF and the Global Real Estate Securities Fund (the “GRESF”), and GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) (the “Advisory Agreement”); and (iii) the approval of an increase in the annual compensation to be paid to each director of the Board of Directors of the Trust (the “Board”) who is not an “interested person” of the Trust (“Independent Director”), as “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

On September 20, 2024, the Board approved the appointment of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to manage an assigned portion of the MDBF. In addition to Loomis Sayles, Goldman Sachs Asset Management, L.P., Guggenheim Partners Investment Management, LLC and Pacific Investment Management Company LLC will continue to provide sub-advisory services to the MDBF with respect to their allocated portions of the MDBF. Parametric Portfolio Associates LLC will also continue to be available to provide completion portfolio services to the MDBF, at the discretion of GSCM. The appointment of Loomis Sayles as a sub-adviser to the MDBF was approved subsequent to the termination of the sub-advisory agreement with Western Asset Management Company, LLC.

Please note that under an exemptive order granted by the U.S. Securities and Exchange Commission, the Adviser is permitted, subject to approval of the Board, to select sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the changes do not result in an increase in the overall management and advisory fees payable by a Fund beyond what was previously approved by its shareholders, and subject to certain conditions.

The Board and GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), the holder of the majority of the outstanding voting securities of the Trust, approved the Advisory Agreement, which incorporates an increase to the advisory fee payable by the MDBF to the Adviser of 0.02% (two basis points) and an increase to the advisory fee payable by the Global Real Estate Securities Fund to the Adviser of 0.03% (three basis points), as the result of a comparative fee evaluation for each Fund of the Trust. This action is effective as of December 1, 2024.

Lastly, upon recommendation of the Board, GuideStone Financial Resources, the holder of the majority of the outstanding voting securities of the Trust, has approved an increase in the annual compensation to be paid to each Independent Director, effective January 1, 2025.

i

This Notice of Internet Availability of the Information Statement is being mailed on or about November 8, 2024, to the shareholders of record of each of the Funds as of September 30, 2024. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) have received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the Fund(s) will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

ii

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund,

Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

November 8, 2024

This document is an Information Statement for shareholders of all series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s fund administration and accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about November 8, 2024, to the shareholders of record of each Fund as of September 30, 2024 (the “Record Date”).

The Trust has obtained a written consent in lieu of a shareholder meeting from GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), the holder of the majority of the outstanding voting securities of the Trust, approving a Board of Directors of the Trust (“Board” or “Directors”) approved and recommended amended and restated Advisory Agreement among the Trust, on behalf of the Medium-Duration Bond Fund (the “MDBF”) and the Global Real Estate Securities Fund (the “GRESF”), and GSCM (the “Amended Advisory Agreement”). The Amended Advisory Agreement incorporates an increase to the advisory fee payable by the MDBF to the Adviser of 0.02% (two basis points) and an increase to the advisory fee payable by the GRESF to the Adviser of 0.03% (three basis points).

Additionally, the Trust has obtained a written consent in lieu of a shareholder meeting from GuideStone Financial Resources, the holder of the majority of the outstanding voting securities of the Trust, approving a Board approved and recommended increase in the annual compensation to be paid to each Director of the Trust who is not an “interested person” of the Trust (collectively, the “Independent Directors”), as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Director Annual Compensation”).

In accordance with the Trust’s Amended and Restated Trust Instrument, and as disclosed in the Trust’s prospectus, GuideStone Financial Resources, which is an affiliate of the Adviser, will, at all times, directly or indirectly own, control or hold with power to vote at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds. As of the Record Date and the dates of the above-referenced written consents, GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote at least 60% of each Fund’s shares. Therefore, the Amended Advisory Agreement and the Independent Director Annual Compensation have been approved by shareholders.

As described in the Funds’ prospectus, the assets of the Funds are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) to permit the Adviser, subject to the approval of the Board, to select sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not result in an increase in the overall management and advisory fees payable by the Funds beyond what was previously approved by shareholders, and subject to certain conditions (the “SEC Exemptive Order”). These conditions require, among other things, that a Fund’s shareholders be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of an amended and restated sub-advisory agreement with Loomis, Sayles & Company, L.P. (“Loomis Sayles”) on behalf of the MDBF.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com/Fund-Literature.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of each Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	Medium-Duration Bond Fund: Appointment of Loomis, Sayles & Company, L.P. as aSub-Adviser

A.	Overview

On September 20, 2024, the Board voted to approve the appointment of Loomis Sayles to manage a separate portion of the MDBF portfolio. There were no changes to the MDBF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Loomis Sayles. The overall management and advisory fees payable by the MDBF increased by approximately 0.01% (one basis point) as a result of the appointment of Loomis Sayles as a sub-adviser to the MDBF. However, the overall management and advisory fees payable by the MDBF did not increase to levels above those last approved by its shareholders. As such, shareholder approval was not necessary to approve the appointment of Loomis Sayles as a sub-adviser to the MDBF pursuant to the SEC Exemptive Order, which is discussed within this Information Statement.

B.	Appointment

At a regular meeting held on September 19-20, 2024 (the “Meeting”), the Board, including the Independent Directors, advised by independent legal counsel, considered and unanimously approved the Adviser’s recommendation to appoint Loomis Sayles to manage a separate portion of the MDBF, pursuant to an amended and restated sub-advisory agreement among the Trust, the Adviser and Loomis Sayles (the “Loomis Sayles Agreement”).

In addition to Loomis Sayles, Goldman Sachs Asset Management, L.P., Guggenheim Partners Investment Management, LLC and Pacific Investment Management Company LLC will continue to provide sub-advisory services to the MDBF with respect to their allocated portions of the MDBF. Parametric Portfolio Associates LLC will also continue to be available to provide completion portfolio services to the MDBF, at the discretion of GSCM. The appointment of Loomis Sayles as a sub-adviser to the MDBF was approved subsequent to the termination of the sub-advisory agreement with Western Asset Management Company, LLC (“Western”). The Loomis Sayles portfolio account within the MDBF includes the assets previously managed by Western and a reallocation of other assets within the MDBF.

The Adviser’s recommendation to appoint Loomis Sayles was based on the Adviser’s analysis of the MDBF’s investment objective and the structure of the MDBF’s sub-adviser composite. The engagement of Loomis Sayles is intended to benefit the MDBF by enhancing the MDBF’s risk-return profile.

C.	Board Considerations

In making its determination to approve the appointment of Loomis Sayles to the MDBF, the Board, including the Independent Directors, advised by independent counsel, considered the Adviser’s recommendation to appoint Loomis Sayles to manage a portion of the MDBF’s portfolio pursuant to the Loomis Sayles Agreement. The Directors took into account the materials provided prior to and during the Meeting, the presentations made by the Adviser and by Loomis Sayles and the extensive discussions held. The Board also took into account its Investment Management Committee’s review of information related to the Loomis Sayles Agreement. The Board considered the terms of the Loomis Sayles Agreement, the investment management team at Loomis Sayles, the reasonableness of the sub-advisory fees to be paid by the MDBF to Loomis Sayles and whether the appointment of Loomis Sayles would be in the best interests of the MDBF and its shareholders.

The Board reviewed a number of factors it should consider in evaluating whether to approve the Loomis Sayles Agreement and the materials provided to support each factor, both at the Meeting and throughout the year. Such factors included the nature, extent and quality of the services to be provided by Loomis Sayles; the composite performance history of the Loomis Sayles Core Plus Full Discretion Strategy (the “Strategy”); the fees charged by Loomis Sayles for its services; and information regarding the ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophy and processes of Loomis Sayles. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Loomis Sayles. The Board received and considered information about Loomis Sayles’ potential to contribute economies of scale as the

MDBF grows in size. The Board considered that the Adviser had been able to negotiate a fee schedule for the MDBF that was considered to be favorable compared to Loomis Sayles’ stated fee schedule.

Because the engagement with Loomis Sayles for the MDBF is new, there was no relevant historical profitability information for the Board to assess. The Directors noted, however, that Loomis Sayles provided an estimate of its profitability for providing services to the MDBF. The Board concluded that the estimated profits to be realized by Loomis Sayles appeared reasonable.

The Board considered the fees to be paid to Loomis Sayles under the Loomis Sayles Agreement, as well as the overall fee structure under the Loomis Sayles Agreement, in light of the nature, extent and quality of the services to be provided to the MDBF. The Board also considered information about the fees charged by Loomis Sayles to other clients.

The Board noted that the MDBF’s overall management and advisory fees would increase as a result of the addition of Loomis Sayles as a sub-adviser to the MDBF but that the overall management and advisory fees would remain below the level that had last been approved by MDBF’s shareholders. The Board also noted that the MDBF, and not the Adviser, would pay the sub-advisory fees to Loomis Sayles directly. In addition, the Board noted that the Adviser’s profitability would not be impacted by the addition of Loomis Sayles, as the advisory fee rate paid to the Adviser by the MDBF is not changing as a result of the addition of Loomis Sayles.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Loomis Sayles and its affiliates as a result of its arrangements with the MDBF. The Board concluded that any potential benefits to be derived by Loomis Sayles included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Strategy, noting that the Strategy’s performance history versus its benchmark, the Bloomberg US Aggregate Bond® Index, had been favorable over historic time periods, with the Strategy outperforming the benchmark for all reported periods ended June 30, 2024.

The Board considered the representations made that Loomis Sayles would be comfortable managing its strategy in accordance with the Trust’s faith-based investment (“FBI”) policy.

The Board noted that the Adviser planned to use a transition manager in order to seek a cost-effective and performance-advantaged approach to reallocate assets to Loomis Sayles within the MDBF.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Loomis Sayles would provide investment management services that are appropriate in scope and that the fees to be paid by the MDBF under the Loomis Sayles Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Directors did not identify any particular information as being all-important or controlling, and each Director may have attributed different weights to the various factors deliberated upon, among others.

No officers or Directors of the Trust are officers, employees, directors, general partners or shareholders of Loomis Sayles. In addition, since January 1, 2024, the beginning of the Trust’s fiscal year, no Director of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Loomis Sayles, any parent or subsidiary of Loomis Sayles or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Loomis Sayles. Established in 1926, Loomis Sayles managed approximately $359 billion in fixed income and equity assets for institutional, high net worth and mutual fund clients as of June 30, 2024. Matthew J. Eagan, CFA, and Brian P. Kennedy have primary responsibility for the day-to-day management of Loomis Sayles’ assigned portion of the MDBF. Mr. Eagan, Portfolio Manager, has been with Loomis Sayles since 1997 and has over 34 years of investment industry experience. Mr. Kennedy, Portfolio Manager, has been with Loomis Sayles since 1994 and has over 34 years of investment industry experience. More information about Loomis Sayles is provided in Appendix C.

Comparison of Management Fees: MDBF. As a result of the appointment of Loomis Sayles as a sub-adviser to the MDBF, the overall management and advisory fees payable by the MDBF increased by approximately 0.01% (one basis point), based on a restatement of fees for the current fiscal year, compared to the overall management and advisory fees payable by the MDBF prior to the effective date of the Loomis Sayles Agreement. However, the overall management and advisory fees of the MDBF did not increase to a level above that last approved by its shareholders. As such, the appointment of Loomis Sayles as a sub-adviser to the MDBF did not require a shareholder vote. The MDBF, and not the Adviser, pays the sub-advisory fees to Loomis Sayles directly and there is no expense cap in effect for the MDBF; therefore, the appointment of Loomis Sayles is not expected to affect the Adviser’s profitability with respect to the MDBF.

The Institutional Class and Investor Class of the MDBF paid overall management and advisory fees of 0.33% of average daily net assets for the year ended December 31, 2023. For the fiscal year ended December 31, 2023, the actual overall management and advisory fees paid by the MDBF to the Adviser and the sub-advisers, both as a dollar amount and as a percentage based upon the MDBF’s average daily net assets, were $2,714,443 (0.13%) and $4,189,923 (0.20%), respectively. Upon the effectiveness of Loomis Sayles providing services to the MDBF, the Institutional Class and Investor Class of the MDBF began paying overall management and advisory fees of approximately 0.34% of the MDBF’s average daily net assets. This increase reflects the fees payable to Loomis Sayles, as well as fees paid to the MDBF’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and the Adviser. If the new overall management and advisory fees had been in effect for the fiscal year ended December 31, 2023, the MDBF would have paid $7,033,653 in overall management and advisory fees or a 0.02% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by the MDBF will vary, depending on the allocation of the MDBF’s assets to its sub-advisers.

The following tables show the MDBF’s annual expenses (1) based on actual expenses incurred during the MDBF’s fiscal year ended December 31, 2023; and (2) on a pro forma basis as if the Loomis Sayles Agreement had been in effect during 2023. The pro forma expenses should not be considered a representation of future expenses. Actual expenses for the MDBF may be higher or lower than those shown.

MDBF Comparison of Fees and Expenses

As of December 31, 2023

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class

	With Actual Management Fee	Pro Forma with Restated Management Fee	With Actual Management Fee	Pro Forma with Restated Management Fee

Management fee	0.33%	0.34%	0.33%	0.34%

Other expenses	0.05%	0.05%	0.33%	0.33%

Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%

Total annual Fund operating expenses	0.39%	0.40%	0.67%	0.68%

Expense Example

This example is intended to help you compare the cost of investing in the MDBF with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the MDBF for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the MDBF’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	With Actual Management Fee	Pro Forma with Restated Management Fee	With Actual Management Fee	Pro Forma with Restated Management Fee

1 Year	$40	$41	$68	$69

3 Years	$125	$128	$214	$218

5 Years	$219	$224	$373	$379

10 Years	$493	$505	$835	$847

Description of the Loomis Sayles Agreement. The Loomis Sayles Agreement became effective on September 30, 2024, and Loomis Sayles began providing services to the MDBF on October 9, 2024. This description of the Loomis Sayles Agreement is qualified in its entirety by the Loomis Sayles Agreement, which is included in Appendix D. The terms of the Loomis Sayles Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and MDBF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provisions related to transacting in certain securities and other operational and reporting refinements.

The Loomis Sayles Agreement will continue in effect for an initial term of two years. Thereafter, the Loomis Sayles Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the MDBF, and also, in either event, if approved by a majority of the Independent Directors.

Under the Loomis Sayles Agreement, Loomis Sayles manages the assets of the MDBF that are allocated to it by the Adviser. Loomis Sayles has discretion pursuant to the Loomis Sayles Agreement to purchase and sell securities for its allocated segment of the MDBF’s assets in accordance with the MDBF’s objectives, policies and restrictions, and the more specific strategies and guidelines provided by the Adviser to Loomis Sayles. Although Loomis Sayles is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Loomis Sayles Agreement recognizes that Loomis Sayles may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Loomis Sayles Agreement also provides that Loomis Sayles will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, with respect to transactions Loomis Sayles effects on behalf of the MDBF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the MDBF’s performance with respect to Loomis Sayles’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Loomis Sayles normally makes available to its institutional investors or other customers.

The Loomis Sayles Agreement does not protect Loomis Sayles against liability to the MDBF or to the MDBF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, or breach in the performance of its duties, or its reckless disregard of its obligations and duties under the Loomis Sayles Agreement.

The Loomis Sayles Agreement will terminate automatically with respect to the MDBF upon assignment or upon the termination of the MDBF’s Advisory Agreement with the Adviser. The Loomis Sayles Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the MDBF, on sixty (60) days’ written notice to Loomis Sayles; (2) the Adviser, immediately upon written notice to Loomis Sayles; or (3) Loomis Sayles on ninety (90) days’ written notice to the MDBF and the Adviser.

Further Information. More information about Loomis Sayles is included in Appendix C. The above information on the Loomis Sayles Agreement is only a summary and is qualified in its entirety by reference to the text of the Loomis Sayles Agreement, which is included in its entirety in Appendix D. Copies of the Loomis Sayles Agreement

will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

II.	Approval of Amended Advisory Agreement with respect to the Medium-Duration Bond Fund and the Global Real Estate Securities Fund

A.	Overview

At a regular, in-person meeting held on September 19-20, 2024 (the “Meeting”), the Board, including a majority of the Directors who are not parties to the advisory agreement dated August 27, 2001, as amended, between the Trust and the Adviser (the “Advisory Agreement”) or the Amended Advisory Agreement, as described below, and the Independent Directors, unanimously approved a proposal to amend the Advisory Agreement on or about December 1, 2024 (“Amended Advisory Agreement”) and determined to recommend shareholder approval of the Amended Advisory Agreement. Under the Amended Advisory Agreement, the advisory fees payable by the MDBF would increase by 0.02% (two basis points) and the advisory fees payable by the GRESF would increase by 0.03% (three basis points). At the meeting, the Adviser stated that the increased advisory fee was warranted with respect to the MDBF for a number of reasons including the complexity of the MDBF, the complexity of the instruments held by the Fund and the number of sub-advisers for the Fund. The Adviser stated that the increased advisory fee was warranted with respect to the GRESF so that the Fund’s management fees are consistent with those of other global equity funds. The factors considered by the Board in approving the Amended Advisory Agreement are described below under the heading “Board Considerations.” Other than these changes to the fee schedule of the Amended Advisory Agreement, with respect to the MDBF and the GRESF, the terms of the Amended Advisory Agreement with respect to the MDBF and the GRESF are identical to the Advisory Agreement.

Under the 1940 Act, a material amendment to an investment advisory agreement, such as an increase to the advisory fees, must be approved by a vote of a majority of the outstanding voting securities of a fund. Therefore, the Amended Advisory Agreement required shareholder approval before becoming effective. On October 15, 2024, the Trust obtained a written consent in lieu of a shareholder meeting from GuideStone Financial Resources, the holder of the majority of the outstanding voting shares of each of MDBF and GRESF, approving the Amended Advisory Agreement with the increase in the advisory fees payable by each of the MDBF and the GRESF, as approved and recommended by the Board, as discussed above. In accordance with the Trust’s Amended and Restated Trust Instrument, and as disclosed in the Trust’s prospectus, GuideStone Financial Resources, which is an affiliate of the Adviser, will, at all times, directly or indirectly own, control or hold with power to vote at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds. As of the Record Date and the date of the written consent received from GuideStone Financial Resources, GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote at least 60% of each of MDBF’s and GRESF’s shares. Therefore, the Amended Advisory Agreement has been approved by shareholders.

B.	Board Considerations

In making its determination to approve the Amended Advisory Agreement, the Board, including the Independent Directors advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by the Adviser. In evaluating the nature, extent and quality of the services to be provided by the Adviser under the Amended Advisory Agreement, the Board considered, among other things, that there were no differences between the Amended Advisory Agreement and the Advisory Agreement, except for certain advisory fee rates, as noted herein, and that there would not be any diminution in the nature, extent and quality of the services provided to the MDBF and the GRESF and their shareholders. In this regard, the Board noted that it is expected that the Adviser will continue to provide high quality advisory services under the Amended Advisory Agreement, which include, but are not limited to: (1) evaluating existing and potential sub-advisers for the MDBF and the GRESF; (2) submitting recommendations to the Board concerning sub-advisers to be employed by the MDBF and the GRESF; (3) monitoring and reporting to the Board concerning investment results of the sub-advisers; (4) allocating the MDBF’s and the GRESF’s assets among the sub-advisers; (5) coordinating the investment activities of the sub-advisers; (6) ensuring compliance with the MDBF’s and the GRESF’s applicable investment restrictions and limitations; and (7) when appropriate, recommending the termination of services of sub-advisers employed by the MDBF and the GRESF.

The Board also considered that it had performed its annual review of the current Advisory Agreement at the Meeting, at which time it had determined that it was satisfied with the nature, extent and quality of services provided by the Adviser to the MDBF and the GRESF. In this regard, the Board noted, among other things, that it had considered the short- and long-term performance of the MDBF and the GRESF over various time periods, the Adviser’s experience in serving as the investment adviser to the MDBF and the GRESF, including managing the allocation of the MDBF’s and the GRESF’s assets among the sub-advisers and overseeing the sub-advisers’ management of such assets; the experience and expertise of key personnel at the Adviser in providing investment management and administrative services, and the systems used by such persons, and the ability of the Adviser to attract and retain capable personnel; the reputation, compliance history, compliance program and financial condition of the Adviser; the Adviser’s oversight of the sub-advisers’ compliance with the MDBF’s and the GRESF’s policies and objectives and oversight of general Fund compliance, including compliance with FBI restrictions and implementation of Board directives as they relate to the MDBF and the GRESF. Based on its review of the materials provided and representations it received from the Adviser, the Board determined that if the Amended Advisory Agreement were to be approved, the Adviser would continue to provide advisory services that are appropriate in scope and extent in light of the MDBF’s and the GRESF’s investment objective and policies.

The Board also reviewed detailed presentations by the Adviser regarding the comprehensive review process it used to recommend the changes to the advisory fee schedule for the MDBF and GRESF, including the increase in the advisory fees to the MDBF and the GRESF. The Board considered the Adviser’s rationale for the increases in the advisory fees for the MDBF and the GRESF, which was namely to (i) reflect a revised methodology developed by the Adviser for setting advisory fees for current and future funds of the Trust, which better reflects the costs associated with managing the Funds; and (ii) appropriately balance the goal of a competitive fee structure for the MDBF and the GRESF in relation to managing each Fund, consistent with the level of complexity and risk associated with each Fund. In addition, the Board considered the information provided by the Adviser to demonstrate the advisory fees previously set for the MDBF and the GRESF did not reflect an appropriate level of compensation to the Adviser in return for managing the Funds.

The Board also reviewed fee analyses prepared by consulting firms engaged by the Adviser for, among other things, supplying research on fee and expense comparisons of other similar funds. The analysis compared the investment advisory fees of each of MDBF and the GRESF with other funds that have similar investment styles and objectives. The Board also reviewed a comparison of the management fee attributable to a share class of each of the MDBF and the GRESF with other funds in a similar distribution channel. The Board analyzed the comparative fee and expense information for each of the MDBF and the GRESF based upon current fee and expense information and the proposed fee and expense information. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees to be charged to each of the MDBF and the GRESF.

The Board considered the extent to which the advisory fees paid to the Adviser reflected economies of scale. It was noted that due to the Trust’s multi-manager structure, it is difficult for the Adviser to determine that a higher level of AUM will mean that economies of scale have been attained. The Board noted that each of the MDBF’s and GRESF’s overall management and advisory fees were below their respective peer universe median for the period ended June 30, 2024, and each Fund would remain below their respective peer universe medians inclusive of the advisory fee increase.

The Board considered the costs to GSCM of serving as the investment adviser to the MDBF and the GRESF, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the Amended Advisory Agreement. The Board considered the revenues that GSCM received for serving as the investment adviser to the MDBF and the GRESF and the fact that any profits realized by GSCM are forwarded to GuideStone Financial Resources, an affiliate of GSCM, which for many years has operated at a deficit with respect to the Trust. The Board also considered the profitability information for GSCM and considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded, in the exercise of its business judgment, that the Adviser would continue to provide advisory services to the MDBF and the GRESF that are appropriate in nature, extent and quality, that the approval of the Amended Advisory Agreement for each of the MDBF and the GRESF is in the best interests of each of the MDBF and the GRESF and its shareholders, and that the fees payable by each of the MDBF and the GRESF to the Adviser under the Amended Advisory Agreement were fair and reasonable in light of the services to be performed.

Information Regarding GSCM. The MDBF and the GRESF have employed GSCM, a Texas limited liability company, as the Adviser. GuideStone Financial Resources is an affiliate of GSCM and indirectly controls the Adviser. GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member, and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. No person other than GuideStone Financial Resources owns 10% or more of the voting shares of any Fund. More information about GSCM is provided in Appendix E.

Comparison of the Advisory Fees.

MDBF. The Institutional Class and Investor Class of the MDBF paid overall management and advisory fees of 0.33% of average daily net assets for the year ended December 31, 2023. For the fiscal year ended December 31, 2023, the actual overall management and advisory fees paid by the MDBF to the Adviser and the sub-advisers, both as a dollar amount and as a percentage based upon the MDBF’s average daily net assets, were $2,714,443 (0.13%) and $4,189,923 (0.20%), respectively. Upon the effectiveness of the Amended Advisory Agreement, the Institutional Class and Investor Class of the MDBF will pay overall management and advisory fees of approximately 0.36% of the MDBF’s average daily net assets, which includes the 0.01% (one basis point) increase as a result of the appointment of Loomis Sayles as discussed herein. If the new advisory fee, along with the appointment of Loomis Sayles, had been in effect for the fiscal year ended December 31, 2023, the MDBF would have paid $7,451,259 in overall management and advisory fees or a 0.08% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by the MDBF will vary, depending on the allocation of the MDBF’s assets to its sub-advisers.

The following tables show the MDBF’s annual expenses (1) based on actual expenses incurred during the fiscal year ended December 31, 2023; and (2) on a pro forma basis as if the Amended Advisory Agreement, along with the Loomis Sayles Agreement, had been in effect during 2023. The pro forma expenses should not be considered a representation of future expenses. Actual expenses for the MDBF may be higher or lower than those shown.

MDBF Comparison of Fees and Expenses

As of December 31, 2023

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

MDBF	Institutional Class		Investor Class

	With Actual Management Fee	Pro Forma with Restated Management Fee	With Actual Management Fee	Pro Forma with Restated Management Fee

Management fee	0.33%	0.36%	0.33%	0.36%

Other expenses	0.05%	0.05%	0.33%	0.33%

Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%

Total annual Fund operating expenses	0.39%	0.42%	0.67%	0.70%

Expense Example

This example is intended to help you compare the cost of investing in the MDBF with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the MDBF for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the MDBF’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MDBF	Institutional Class		Investor Class

	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee

1 Year	$40	$43	$68	$72

3 Years	$125	$135	$214	$224

5 Years	$219	$235	$373	$390

10 Years	$493	$530	$835	$871

GRESF. The Institutional Class and Investor Class of the GRESF paid overall management and advisory fees of 0.68% of average daily net assets for the year ended December 31, 2023. For the fiscal year ended December 31, 2023, the actual overall management and advisory fees paid by the GRESF to the Adviser and the sub-advisers, both as a dollar amount and as a percentage based upon the GRESF’s average daily net assets, were $756,814 (0.30%) and $963,950 (0.38%), respectively. Upon the effectiveness of the Amended Advisory Agreement, the Institutional Class and Investor Class of the GRESF will pay overall management and advisory fees of approximately 0.71% of the GRESF’s average daily net assets. If the new advisory fee had been in effect for the fiscal year ended December 31, 2023, the GRESF would have paid $1,796,445 in overall management and advisory fees or a 0.04% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by the GRESF will vary, depending on the allocation of the GRESF’s assets to its sub-advisers.

The following tables show the GRESF’s annual expenses (1) based on actual expenses incurred during the fiscal year ended December 31, 2023; and (2) on a pro forma basis as if the Amended Advisory Agreement had been in effect during 2023. The pro forma expenses should not be considered a representation of future expenses. Actual expenses for the GRESF may be higher or lower than those shown.

GRESF Comparison of Fees and Expenses

As of December 31, 2023

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GRESF	Institutional Class		Investor Class

	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee

Management fee	0.68%	0.71%	0.68%	0.71%

Other expenses	0.19%	0.19%	0.49%	0.49%

Total annual Fund operating expenses	0.87%	0.90%	1.17%	1.20%

Expense Example

This example is intended to help you compare the cost of investing in the GRESF with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the GRESF for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the GRESF’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GRESF	Institutional Class		Investor Class
	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee	With Actual Advisory Fee	Pro Forma with Restated Advisory Fee

1 Year	$89	$92	$119	$122

3 Years	$278	$287	$372	$381

5 Years	$482	$498	$644	$660

10 Years	$1,073	$1,108	$1,420	$1,455

Description of the Advisory Agreement and the Amended Advisory Agreement. The Advisory Agreement was last approved by shareholders for the MDBF in 2001 and for the GRESF in 2015 and was most recently approved by the Board at the Meeting. Under the Advisory Agreement, each of the MDBF and the GRESF paid the Adviser an annual fee at the rate of 0.13% and 0.30%, respectively, of the Fund’s average daily net assets. For the fiscal year ended December 31, 2023, the Adviser received advisory fees from the MDBF of $2,714,443 and from the GRESF of $756,814.

The Amended Advisory Agreement will become effective on December 1, 2024. Except as to compensation and effective date, the terms of the Amended Advisory Agreement are identical in all respects to the former Advisory Agreement between the Trust and the Adviser. A copy of the Amended Advisory Agreement is attached as Appendix F. Accordingly, the following description of the Amended Advisory Agreement applies equally to the Advisory Agreement, except with respect to the fee schedule. The Amended Advisory Agreement will continue in effect with respect to the MDBF and the GRESF only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of that Fund, and also, in either event, if approved by a majority of the Independent Directors.

Under the Amended Advisory Agreement, GSCM will serve as investment adviser to the MDBF and the GRESF. With respect to the MDBF and the GRESF, the Adviser is a “manager of managers,” continually monitoring the performance and operations of each such Fund’s sub-advisers and the allocation of assets of the Funds among them. The Adviser oversees each sub-adviser’s adherence to its stated investment strategies and compliance with the relevant Fund’s investment objective, policies and limitations. The Adviser recommends to the Board the hiring of new sub-advisers. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between sub-advisers and unaffiliated underlying funds.

The Amended Advisory Agreement does not protect the Adviser against liability to the MDBF or the GRESF or its shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the Amended Advisory Agreement. The Amended Advisory Agreement will terminate automatically with respect to the MDBF and the GRESF upon assignment. The Amended Advisory Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

It is expected that the Amended Advisory Agreement will have no effect on the nature, extent or quality of services being provided to the shareholders of the MDBF and GRESF. Shareholders will continue to receive the same level and quality of services that they have been receiving.

Further Information. More information about GSCM is included in Appendix E. The above information on the Amended Advisory Agreement is only a summary and is qualified in its entirety by reference to the text of the Amended Advisory Agreement, which is included in its entirety in Appendix F. Copies of the Amended Advisory Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

III.	All Funds: Increase in Compensation to be Paid to the Independent Directors

On May 21, 2024, the Board, upon the recommendation of the Trust’s Nominating and Governance Committee, approved an increase in the annual compensation to be paid to each Independent Director, effective as of January 1, 2025. In addition, the Board also recommended shareholder approval of the increase in the Independent Director Annual Compensation.

On July 31, 2024, the Trust obtained a written consent in lieu of a shareholder meeting from GuideStone Financial Resources, the holder of the majority of the outstanding voting securities of the Trust, approving the increase in the Independent Director Annual Compensation. In accordance with the Trust’s Amended and Restated Trust Instrument, and as disclosed in the Trust’s prospectus, GuideStone Financial Resources, which is an affiliate of the Adviser, will, at all times, directly or indirectly own, control or hold with power to vote at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. As of the Record Date and the date of the written consent received from GuideStone Financial Resources, GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote at least 60% of each Fund’s shares. Therefore, the Independent Director Annual Compensation has been approved by shareholders. The Trust did not pay compensation to any Directors during the fiscal year ended December 31, 2023.

IV.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2023, the following Funds engaged in affiliated brokerage transactions.

Fund	Broker-Dealer	Affiliate	Aggregate Dollar Amount of Brokerage Commissions Paid	Percentage of the Fund’s Aggregate Brokerage Commissions Paid

Medium-Duration Bond	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$57,258	31%

Emerging Markets Equity	Goldman, Sachs & Co.	Goldman Sachs Asset Management, L.P.	$163	0%

Shareholder Communications. The Board has provided a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Board or the specified Director(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Trust or your broker or bank (for “street name” accounts) have received consent to household material, then the Trust or your broker or bank may have sent to your household only one copy of the Notice of Internet Availability of Information Statement, unless the Trust or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Notice of Internet Availability of Information Statement, the Trust will deliver promptly a separate copy of the Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of the Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual and semi-annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS  (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Directors,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and
Secretary of the Trust
November 8, 2024

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF SEPTEMBER 30, 2024

Fund	Institutional Class	Investor Class

MyDestination 2015 Fund	28,907,375.083	40,038,093.920

MyDestination 2025 Fund	70,610,590.762	105,438,797.756

MyDestination 2035 Fund	72,159,841.430	92,825,711.014

MyDestination 2045 Fund	57,042,696.057	71,912,056.287

MyDestination 2055 Fund	19,984,019.755	24,232,556.600

Conservative Allocation Fund	10,083,035.980	26,752,045.966

Balanced Allocation Fund	26,998,323,.920	79,928,815.758

Growth Allocation Fund	22,684,392.248	60,400,234.190

Aggressive Allocation Fund	20,618,778.729	61,030,225.882

Money Market Fund	1,095,871,246.430	611,871,514.62

Low-Duration Bond Fund	55,868,400.946	16,305,454.018

Medium-Duration Bond Fund	182,918,544.984	33,202,755.317

Global Bond Fund	59,988,430.666	12,195,829.260

Strategic Alternatives Fund	22,751,878.007	4,245,429.681

Defensive Market Strategies Fund	89,994,488.373	30,734,681.213

Impact Bond Fund	6,984,775.610	1,911,413.962

Impact Equity Fund	8,315,927.049	703,995.662

Equity Index Fund	57,046,727.019	19,754,097.015

Global Real Estate Securities Fund	21,513,100.527	8,638,812.990

Value Equity Index Fund	13,682,273.956	1,443,301.944

Value Equity Fund	33,103,430.859	19,376,725.951

Growth Equity Index Fund	11,563,526.920	5,350,426.545

Growth Equity Fund	29,697,815.874	30,416,738.697

Small Cap Equity Fund	30,765,324.006	15,771,038.389

International Equity Index Fund	97,302,690.568	1,852,310.498

International Equity Fund	55,034,795.176	25,221,123.468

Emerging Markets Equity Fund	64,784,530.068	11,778,506.000

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
My Destination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	25,922,985.685	65%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,351,422.378	23%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	69,831,141.982	66%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	27,781,271.375	26%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	63,228,202.160	68%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	24,149,797.540	26%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	50,860,805.980	71%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,903,586.720	25%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	16,403,386.798	68%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,591,939.414	27%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	15,942,736.838	60%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,860,286.172	18%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	58,751,120.759	74%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,583,531.355	14%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	43,617,111.050	72%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	12,108,965.069	20%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	49,110,547.321	80%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,020,266.428	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	353,385,036.360	58%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	96,213,266.530	16%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	7,995,464.090	49%
Low-Duration Bond Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,275,960.771	14%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,162,164.643	13%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	17,588,455.093	53%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,062,605.168	12%
Medium-Duration Bond Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	2,334,664.939	7%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,764,914.697	55%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,529,312.224	13%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	861,288.732	7%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,475,764.609	58%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	565,704.233	13%
Strategic Alternatives Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Cust Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	283,172.900	7%
Strategic Alternatives Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	248,984.602	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,533,633.362	60%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,324,623.810	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Defensive Market Strategies Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,661,099.119	5%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	670,021.884	35%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Operating Reserves PO Box 92956 Chicago, IL 60675	291,150.951	15%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	251,283.7641	13%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	250,231.346	13%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Endowed Mission Dignity PO Box 92956 Chicago, IL 60675	208,090.071	11%
Impact Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	201,378.715	11%
Impact Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	192,185.674	27%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	177,120.903	25%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	120,189.310	17%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Endowed Mission Dignity PO Box 92956 Chicago, IL 60675	106,236.711	15%
Impact Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	70,095.337	10%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,958,289.998	55%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,895,230.800	15%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,289,978.681	61%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,251,505.458	14%
Value Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	1,052,757.017	73%
Value Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	176,220.454	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	12,835,261.824	66%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,890,570.583	15%
Value Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,454,087.305	8%
Growth Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,823,970.999	71%
Growth Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	812,147.598	15%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	21,622,527.536	71%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,604,872.133	15%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,016,543.661	64%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,109,192.264	13%
Small Cap Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,756,038.882	11%
International Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	943,024.133	51%
International Equity Index Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	303,577.838	16%
International Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	270,689.715	15%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	14,197,416.711	56%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,183,932.156	13%
International Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	2,986,064.418	12%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,983,206.068	51%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,511,252.554	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,455,891.387	12%
Emerging Markets Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	667,887.647	6%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	624,175.438	5%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	27,693,046.146	96%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	65,763,344.675	93%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	66,541,826.919	92%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	51,671,151.911	91%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	18,080,906.509	90%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	1,084,149.417	5%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,803,503.743	77%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	641,059.755	6%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,442,916.487	72%
Balanced Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	3,140,883.615	12%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,600,142.522	86%
Growth Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	1,273,799.842	6%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	1,251,408.222	6%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,724,277.570	81%
Aggressive Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	1,194,414.592	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Aggressive Allocation Fund Institutional Class	Northern Trust as Custodian FBO GSFR Variable Benefit Plan PO Box 92956 Chicago, IL 60675	1,108,710.267	5%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	212,880,959.870	19%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Medium-Duration Bond Fund PO Box 819109 Dallas, TX 75381-9109	95,951,373.010	9%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity International Equity Fund PO Box 819109 Dallas, TX 75381-9109	61,554,117.980	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Growth Equity Fund PO Box 819109 Dallas, TX 75381-9109	56,590,709.610	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,787,687.201	26%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	5,823,620.424	10%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	5,470,675.814	10%
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	5,377,188.792	10%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,896,950.639	9%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,135,555.301	7%
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Foundation Inc Operations PO Box 92956 Chicago, IL 60675	3,941,403.522	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	46,026,671.085	25%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	32,178,524.519	18%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	28,816,127.802	16%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	17,853,080.937	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	11,339,521.913	6%
Medium-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,056,581.568	6%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,383,955.908	6%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,059,325.210	20%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	11,790,287.042	20%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,783,135.224	20%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,432,915.759	7%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,345,605.443	7%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 PO Box 819109 Dallas, TX 75381-9109	4,152,259.076	7%
Global Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,595,690.701	6%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,266,727.286	23%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,776,572.394	12%
Strategic Alternatives Fund Institutional Class	Northern Trust as Custodian FBO GSFR Fixed Benefit PO Box 92956 Chicago, IL 60675	2,703,834.245	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,155,958.328	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,971,428.854	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	1,836,134.975	8%
Strategic Alternatives Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,549,180.678	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	20,361,678.395	23%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	15,910,038.645	18%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	12,070,088.840	13%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,740,652.928	12%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	6,609,670.085	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,117,652.764	7%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,064,388.918	30%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,741,324.674	25%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,690,259.336	24%
Impact Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	533,051.777	8%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,314,266.470	40%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,374,364.324	29%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,002,793.042	24%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	583,074.107	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	12,676,811.333	22%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,381,396.417	20%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	7,536,038.610	13%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,047,646.076	12%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	6,793,027.139	12%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,436,972.670	16%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,196,803.854	15%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	2,823,499.038	13%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,796,866.050	13%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,742,537.061	13%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,110,643.858	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	1,504,364.160	7%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,654,473.105	41%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,046,860.913	30%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,668,878.476	20%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,335,761.128	31%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,335,916.185	22%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,990,427.909	21%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,802,418.180	15%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,457,701.218	39%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,177,107.283	27%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,086,134.837	18%
Growth Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,377,923.547	12%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,767,025.048	36%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,320,204.719	25%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,202,626.896	18%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,410,806.697	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	4,969,097.751	16%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,944,071.580	16%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	4,461,206.666	15%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,030,490.625	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,953,924.788	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	2,662,712.777	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,155,345.414	7%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	28,227,950.405	29%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	25,343,932,321	26%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	16,782,020,327	17%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	15,130,486.677	16%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,946,247.060	5%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,357,127.629	33%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,058,625.235	24%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,562,055.498	16%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,275,846.931	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,340,687.123	19%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	8,912,056.062	14%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,787,365.399	14%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	8,005,812.629	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,761,350.316	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of September 30, 2024 (Percentage of shares owned rounded to nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	5,308,546.221	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	4,771,879.518	7%

APPENDIX C

MORE INFORMATION ABOUT

LOOMIS, SAYLES & COMPANY, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc, is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, which is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The table below lists the names and principal occupations for the principal executive officers of Loomis Sayles. The business address of each person listed in the table is the same as the address for Loomis Sayles.

Name	Principal Occupations

Kevin P. Charleston	Chairman, Chief Executive Officer, President and Director

John R. Gidman	Executive Vice President, Chief Operating Officer and Director

David L. Giunta	Director

Kinji Kato	Director

Maurice Leger	Executive Vice President, Director of Global Institutional Services and Director

Rebecca O’Brien Radford	Executive Vice President, General Counsel, Secretary and Director

Philippe Setbon	Director

Susan Sieker	Executive Vice President, Chief Financial Officer and Director

David L. Waldman	Executive Vice President, Chief Investment Officer and Director

The table below shows the fee schedules of other investment companies registered under the Investment Company Act of 1940, as amended, that are advised by Loomis Sayles in a similar approach to the Loomis Sayles strategy within the Medium-Duration Bond Fund.

Fund	Approximate Net Assets as of September 30, 2024 (in millions)	Fee Schedule	Fee Waivers

C-1

APPENDIX D

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”) and LOOMIS, SAYLES & COMPANY, L.P., a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.    Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.    Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.    Duties as Sub-Adviser.

(a)    Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, and the policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Adviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Trust will deliver to the

Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement, including the policies and procedures applicable to the Sub-Adviser listed on Schedule B hereto.

(b)   The Sub-Adviser’s authority hereunder shall include the power to buy, sell and hold such securities and other instruments, to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Fund Account as the Sub-Adviser deems appropriate within the parameters of Sections 3(a) and 4, and the conditions of this Agreement. The Sub-Adviser agrees that, prior to (i) opening (or amending) any accounts, including prime brokerage and futures accounts with brokerage firms or other financial institutions and (ii) entering into (or amending) any ISDA master agreement, master repurchase agreement or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto (such agreements collectively, “OTC Agreements”), or any related clearing agreements on behalf of the Fund, the Sub-Adviser shall provide the Fund’s accounting agent and administrator (“Administrator”), custodian bank (“Custodian”), and the Adviser with copies of account opening documents, prime brokerage, futures and other related agreements, OTC Agreements and related clearing agreements. With respect to transactions involving derivative instruments and/or OTC Agreements, the Sub-Adviser agrees to provide Counterparty reports of the type described in Section 3(i). For purposes of this section, the term “Counterparty” includes a clearing broker, prime broker, dealer, foreign currency dealer, futures commission merchant, bank, or any counterparty to an OTC Agreement.

(c)   In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), for offering products or services that are incompatible with the Christian values of GuideStone Financial Resources, including, but not limited to, those involving alcohol, sexual immorality, tobacco or gambling. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(d)   The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(e)   Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants (“FCMs”), and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will, upon request, provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time as necessary.

(f)   In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(g)   The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Administrator with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(h)   All transactions for the Fund Account will be consummated by delivery of assets to or from the Custodian, or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Fund’s Custodian and Administrator on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or Counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the Fund’s Custodian and Administrator on a daily basis such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the Custodian and Administrator to perform their administrative, recordkeeping and other responsibilities with respect to the Fund. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian in accordance with the foregoing, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions. If any loss is suffered due to the acts or omissions of a custodian, a broker, dealer or underwriter selected by the Sub-Adviser in good faith and in the exercise of reasonable diligence, to which the Sub-Adviser has given investment instructions pursuant to this authority, the Trust will look only to the custodian, broker, dealer or underwriter, to make good on that loss upon receiving detailed information from the Sub-Adviser as to the loss and the acts or omissions of the custodian, broker, dealer or underwriter.

(i)   Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Fund’s Custodian and Administrator all trades and positions in the Fund Account daily (in such form and at such times as specified by the Fund’s Custodian and Administrator and/or the Adviser), including any trade it has entered into for which it has not received confirmation (and, with respect to transactions involving derivative instruments, shall upon request ask each executing broker and Counterparty to deliver its own such transaction and position reporting to the address provided by the Administrator at the time of the request), and any information related to any corporate action relevant to the investments of the Fund Account (in such form and at such times as specified by the Fund’s Custodian and Administrator). The Fund Account holdings are being provided by the Sub-Adviser for reconciliation purposes only. Unless otherwise specified by the Adviser, all trades shall be communicated by the Sub-Adviser to the Fund’s Custodian and Administrator by 10 a.m. Central Time on the business day following the trade date. The Sub-Adviser shall notify the Fund’s Custodian and Administrator promptly upon becoming aware of any trades not included in any previously transmitted trade communication.

(j)   The Sub-Adviser shall reconcile all trades and positions with each executing broker and Counterparty daily to ensure accurate trade settlement and verify open positions (including cash). The Sub-Adviser shall also reconcile daily all trades and positions (including cash) to the Fund’s official books and records, including without limitation, daily reconciliation of all open Custody positions (as defined below) (including cash) to the Custodian, and a daily reconciliation of all open Counterparty-Traded Positions (as defined below) to the Administrator. The Fund’s Administrator shall also conduct a reconciliation of Counterparty-Traded Positions (as defined below) as reported from executing brokers and Counterparties and the Sub-Adviser shall cooperate with the Fund’s Administrator in order to effect such reconciliation, including without limitation by arranging for access by the Fund’s Custodian and Administrator to such files and websites of the executing brokers and Counterparties. The Sub-Adviser shall work with the Fund’s Custodian and Administrator and/or the Adviser, as appropriate, to resolve all open reconciliation items on the same day that they are identified, including trade and position discrepancies, identified in such reconciliations. The Sub-Adviser shall also provide to the Adviser and its Custodian and Administrator a monthly (or such other frequency as may be requested by the Adviser) report detailing all the reconciliation activities outlined in this section, including details about each discrepancy and the plan for resolution. These reports shall be sent to the email address(es) provided by the Adviser to the Sub-Adviser. If a reconciliation does not identify any discrepancies, an email is still required providing evidence of reconciliation. For purposes of this Section 3(j), the term “Custody Positions” refers to all assets of the Fund, including cash, for which custody is maintained directly by the Fund’s

Custodian and the term “Counterparty-Traded Positions” refers to all other assets of the Fund, including instruments traded via a Counterparty as defined in Section 3(g).

(k)   The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(l)   In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in determining or confirming the fair valuation of portfolio securities held in the Fund Account. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security or other asset or liability, its issuer or Counterparty (as applicable), its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board or the Valuation Committee of the Adviser convenes; (ii) assisting the Board, Adviser, the Custodian or the Administrator in obtaining bids and offers or quotes from broker-dealers or market-makers with respect to investments held in the Fund Account, upon the reasonable request of the Adviser, Custodian or Administrator; (iii) upon the request of the Board, Adviser, the Custodian or the Administrator, providing recommendations for pricing and fair valuations (including the methodology and rationale used in making such recommendation and such other relevant information as may be requested) of any portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service; and (iv) maintaining adequate records and written backup information with respect to the investments valuation assistance provided hereunder, and providing such information to the Board, Adviser or the Fund upon request. Additionally, the Sub-Adviser shall be responsible for obtaining valuations for derivative instruments from Counterparties and for providing that information (and any valuation determinations made by the Sub-Adviser) to the Fund’s Administrator and the Adviser for their consideration as the Administrator or Adviser may specify. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. In those circumstances, approved fair valuation methodology may be utilized by the Sub-Adviser to establish a price, at which time a fair valuation recommendation would be provided to the Adviser. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(m)   The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(n)   As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation;

and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer and compliance personnel, and the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and special reports in the event of compliance problems.

(o)   The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(p)   The Sub-Adviser will not be responsible for making any class action filings on behalf of the Fund Account; provided, however, that the Sub-Adviser shall be responsible for taking action in the best interest of the Fund Account in the event of a portfolio company’s bankruptcy. The Sub-Adviser shall use commercially reasonable efforts to cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such class action filings.

4.    Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.    Proxies. The Sub-Adviser shall not vote proxies on behalf of the Trust.

6.    Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.    Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account. The Sub-Adviser will not agree to a lower effective fee rate with any other comparable client, excluding clients whose fees are based on performance, commingled funds and clients who invest in commingled funds, without simultaneously offering the same effective fee rate to GuideStone Funds, pursuant to this Agreement. For purposes of this provision, the term “comparable client” shall mean any person or entity, excluding clients whose fees are based on performance, commingled funds and clients who invest in commingled funds, that (1) enters into an investment management agreement with the Sub-Adviser after the date hereof (that is not a renewal, extension of or an amendment of an existing agreement) for the management of an account that is comparable or smaller in size (either alone or together with other accounts of it and its affiliates) to the Fund Account; and (2) receives similar investment management services to those provided to the Fund Account, including without limitation, having comparable investment guidelines, restrictions and objectives. The determination of the applicability of this provision to any comparable client shall be made at the time of its agreement to an effective fee rate.

8.    Limitation of Liability. The Sub-Adviser shall discharge its duties under this Agreement with care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith, or gross negligence, or breach in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.    Indemnification.

(a)   The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(b)   The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)   The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(d)   The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(e)   The indemnification in this Section 9 shall survive the termination of this Agreement.

10.  Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)  The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)  The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)  The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)  The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(e)  The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.  Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)  The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)  The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

12.  Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)  The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to, upon request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)  The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)  The Sub-Adviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board and the Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)  The Sub-Adviser has provided, and the Trust and the Adviser acknowledge receipt of, a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(e)  The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear all reasonable expenses of the Trust and Adviser, if any, arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)  The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request endeavor to provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance.

(g)  The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)  The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)  The Sub-Adviser maintains policies and procedures that govern the manner in which trade errors and guideline violations are resolved. The Sub-Adviser shall follow such procedures, which require that (1) it take prompt corrective action to resolve trading and guideline errors; (2) it reimburse the Trust for any loss incurred (e.g., a realized loss on the sale of a security purchased in error and/or loss incurred because of a missed investment opportunity) as a result of trading errors or investment guideline violations for which it is responsible; and (3) it notify the Trust of such error, its resolution, the financial impact of the error and action taken to prevent reoccurrence of the error, as soon as practical.

(j)  The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)  The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Trust and the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)  The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in material disruption to operating systems including trading functions, or unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.  Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.  Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 14 shall survive any termination of this Agreement. Nothing in this Agreement prohibits, or is intended in any manner to prohibit, the Trust from reporting or communicating with, or disclosing information (including confidential information) to, a federal, state or local governmental, law enforcement, or regulatory authority or governmental entity. The Trust does not need the prior authorization of the Sub-Adviser to make any such reports or disclosures or to communicate with any government agency, regulator, or governmental entity, and the Trust is not required to notify Sub-Adviser that the Trust has made such reports or disclosures or have communicated with any such governmental agency, regulator, or governmental entity. Nothing in this Agreement limits the Trust’s ability to seek or receive any monetary reward or bounty from any governmental agency, regulator, or governmental entity for information provided to such a governmental agency, regulator, or governmental entity.

15.  Duration and Termination.

(a)  Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)  This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)  This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)  This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

(f)  In the event this Agreement is terminated during a month, the Sub-Adviser shall be paid in accordance with Schedule A for that portion of the month during which this Agreement was in effect.

16.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.  Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.  Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.  Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.  Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited to, Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.  No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.  Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.  Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). The parties hereby consent to receiving the same notices and communications electronically if they are available in an electronic format. Electronic format includes PDF documents, e-mails or e-mailed links to information on a web site. When certain of such notices and communications are not available electronically, they will be delivered as set forth in the paragraph above. Each party may revoke such electronic delivery consent at any time by providing written notice to the other party. The Trust hereby consents to receive Form ADV or other similar communication from Sub-Adviser electronically at the email address(es) below.

All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:   Melanie Childers, Vice President – Fund Operations and Secretary

Email:   melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

Notices of capital additions and withdrawals must be sent to Jschrader@loomissayles.com, CAM@loomissayles.com and cash@loomissayles.com.

Loomis, Sayles & Company, L.P.

One Financial Center, 34th Floor

Boston, Massachusetts 02111

Attn: Shannon Ossman Mangano, Co-Director of Client Intake

Email: S0ssmanmangano@loomissayles.com

With copies to:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

Attn: General Counsel

Email: generalcounsel@loomissayles.com

T: 800-343-2029

F: 617-482-0653

25.  Futures Contracts. In connection with the Sub-Adviser’s services hereunder related to the Fund’s use of futures contracts, the Trust and the Adviser each hereby expressly agrees and acknowledges that the risks of futures transactions have been separately disclosed to it and that the Fund will be treated by the Sub-Adviser as an “exempt account” for purposes of its compliance with Rule 4.7 under the CEA (which provides an exemption from certain recordkeeping and disclosure obligations under the CEA and the rules thereunder to entities registered as commodity trading advisers with the Commodity Futures Trading Commission). In addition, the Trust and the Adviser each hereby expressly acknowledges and agrees as follows:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, A BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ANY BROCHURE OR ACCOUNT DOCUMENT.

APPENDIX E

MORE INFORMATION ABOUT GUIDESTONE CAPITAL MANAGEMENT, LLC

GuideStone Capital Management, LLC (“GSCM”) is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. GSCM is a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. GuideStone Investment Services, a Texas non-profit corporation, (“GSIS”) is a member and the manager of GSCM. GSCM is the successor to GSIS’ business conducted prior to May 1, 2014. Prior to May 1, 2014, GSIS provided investment advisory services to clients under the name GuideStone Capital Management. GSIS has been in business since 1988 and its sole member is GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), a Texas non-profit corporation. GSCM’s other member is GuideStone Resource Management, Inc., a Texas corporation, (“GSRM”), which is a wholly owned subsidiary of GuideStone Financial Resources.

The following table sets forth the name, position and principal occupation of each officer of GSCM and information as to whether each is also an officer, employee and/or director of GuideStone Funds, GuideStone Financial Resources, GSIS and/or GSRM.

Name and Position with GSCM	Other Company	Position with Other Company
Brandon Pizzurro President and Chief Investment Officer	GuideStone Funds GuideStone Financial Resources GSIS	Director and President Vice President, Chief Investment Officer President and Chief Investment Officer
Joshua Chastant Vice President – Portfolio Management	GuideStone Funds GuideStone Financial Resources	Vice President – Portfolio Management Portfolio Manager, Public Markets
Melanie Childers Vice President – Fund Operations and Secretary	GuideStone Funds GuideStone Financial Resources GSIS	Vice President – Fund Operations and Secretary Managing Director, Fund Operations Vice President
Matthew A. Wolfe Chief Compliance Officer	GuideStone Funds GuideStone Financial Resources GSIS GSRM	Chief Compliance Officer and Chief Legal Officer Managing Director, Compliance and Legal Chief Compliance Officer and Secretary Secretary
Erin Wynne Treasurer	GuideStone Funds GuideStone Financial Resources GSIS GSRM	Treasurer Managing Director, Financial & Tax Reporting Treasurer Treasurer

E-1

Name and Position with GSCM	Other Company	Position with Other Company
Quinn Brunk Assistant Treasurer	GuideStone Funds GuideStone Financial Resources	Assistant Treasurer Senior Manager, Investment & Tax Reporting

The business address of each person listed in the table is the same as the address for GSCM.

Shareholder Service Plan. The Board of Directors of GuideStone Funds has adopted a Shareholder Service Plan for the Investor Class (“Service Plan”). Under its Service Plan, the Investor Class of each Fund is authorized to pay shareholder servicing fees of 0.25% of average daily net assets. Shareholder servicing fees are paid to parties that provide services and maintain records for shareholder accounts. The Funds may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources, GSRM and/or unaffiliated service providers who provide these services to the Funds. During the fiscal year ended December 31, 2023, the Investor Class of the MDBF and GRESF paid shareholder service fees of $912,811 and $197,949, respectively. The Service Plan will continue subsequent to the approval of the Amended Advisory Agreement.

Other Similar Funds Managed. As of the date of this Information Statement, GSCM does not manage any other funds with similar investment objectives as the Funds.

Any Purchases or Sales of Securities of GSCM. Since the beginning of the most recently completed fiscal year, no Director of the Trust has made any purchases or sales of securities of GSCM or any of its affiliated companies.

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APPENDIX F

ADVISORY AGREEMENT

This Advisory Agreement (“Agreement”) is made between GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and is authorized to offer for sale distinct series of shares of beneficial interest; and

WHEREAS the Trust desires to retain the Adviser as investment adviser to furnish certain portfolio management services to the Trust with respect to the series of shares of beneficial interest of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a “Fund”), and the Adviser is willing to furnish such services;

WHEREAS the Trust may desire to have one or more investment sub-advisers (each a “Sub-Adviser”) provide investment advisory and portfolio management services with respect to each Fund or a designated portion thereof, and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Trust hereby appoints the Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Employment: Duties of the Adviser.

(a)  Subject to the supervision and direction of the Board of Trustees of the Trust (“Board”) and any written guidelines, policies and procedures adopted by the Trust, the Adviser will provide a continuous investment program for all or a designated portion of the assets (“Segment”) of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Adviser will provide services under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the Trust’s currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”).

(b)  In accordance with each Fund’s investment policies described in the Registration Statement, the Adviser is responsible for avoiding investment of Fund assets in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), for offering products or services that are incompatible with the Christian values of GuideStone Financial Resources, including, but not limited to, those involving abortion, sexual immorality, alcohol, tobacco or gambling. GuideStone Financial Resources will maintain a list of such prohibited companies and in its sole discretion will amend or supplement the list from time to time. The Adviser will provide the Sub-Advisers with such amendments or supplements on a timely basis.

(c)  The Adviser agrees that, in placing orders with brokers, it will seek to obtain best execution, considering all of the circumstances; provided that, on behalf of each Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Adviser may, in its discretion, use brokers who provide the Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Adviser agrees to provide the Trust periodically with reports or other information regarding brokerage and benefits received there from. In no instance will portfolio securities be purchased from or sold to the Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”) or guidance from the SEC staff. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as one or more other accounts advised by the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d)  The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Adviser on behalf of each Fund or Segment, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust.

(e)  All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from a Fund or Segment, and the Adviser shall not have possession or custody thereof. The Adviser shall advise the Custodian and confirm in writing to the Trust and any other designated agent of the Fund, including the Fund’s fund accountant and administrator (“Administrator”), all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Trust. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Adviser to notify the Trust if the Custodian fails to confirm in writing proper execution of the instructions.

(f)  At such times as shall be reasonably requested by the Board, the Adviser will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the investment performance of a Fund or Segment.

(g)  In accordance with procedures adopted by the Board, as amended from time to time, the Adviser will assist the Administrator and/or each Fund in determining the fair valuation of all portfolio securities held in a Fund or Segment and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from one or more parties independent of the Adviser for each portfolio security held in a Fund or Segment for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

(h)  The Adviser shall, in accordance with its proxy voting policies and procedures, as approved by the Board, have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time, consistent with the Adviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Trust shall instruct the Custodian to forward or cause to be forwarded to the Adviser (or its designated agent) all relevant proxy solicitation materials. The Adviser will report annually its voting records with respect to each Fund, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act.

3.  Retention of a Sub-Adviser. Subject to approval of the Board, the Adviser may retain one or more Sub-Advisers for a Fund, at the Fund’s own cost and expense, to provide any or all of the services specified in Section 2 hereof with regard to any Fund or Segment thereof. In the event that the Adviser retains one or more Sub-Adviser(s) for a Fund, the following provisions apply:

(a)  Subject to the oversight and direction of the Board, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Sub-Adviser(s) for each Fund and supervising and monitoring performance of the Sub-Adviser(s) thereafter. The Adviser agrees to report to the Board the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. The Adviser further agrees to communicate performance expectations and evaluations to the Sub-Adviser(s), and to recommend to the Board whether agreements with Sub-Adviser(s) should be renewed, modified or terminated.

(b)  The Adviser will be responsible for informing the Sub-Adviser(s) of the investment objective(s), policies and restrictions of the Fund(s) for which each Sub-Adviser is responsible, for providing the Sub-Adviser with all written guidelines, policies and procedures adopted by the Trust or the Adviser, for informing the Sub-Adviser(s) or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser(s) with respect to the Fund(s) for which each Sub-Adviser is responsible, and for timely monitoring each Sub-Adviser’s discharge of its duties; but the Adviser is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.

(c)  With respect to each Sub-Adviser for a Fund, the Adviser shall enter into an agreement (“Sub-Advisory Agreement”) with the Sub-Adviser which shall be subject to approval in accordance with the 1940 Act, as modified by any order of exemption received from the SEC or guidance from the SEC staff.

(d)  Each Fund shall be responsible for the fees payable to and shall pay the Sub-Adviser(s) of the Fund the fee as specified in the Sub-Advisory Agreement relating thereto.

4.  Further Duties. In all matters relating to the performance of this Agreement, the Adviser will act in conformity with the Trust’s Trust Instrument, By-Laws and Registration Statement and with all written guidelines, policies and procedures adopted by the Trust and applicable to each Fund and will comply with the requirements of the 1940 Act, the Advisers Act and the rules under each, and all other applicable federal and state laws and regulations.

5.  Indemnification.

(a)  The Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust.

(b)  The Trust shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Trust.

6.  Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)  The Adviser has been duly appointed by the Board to provide investment services to each Fund as contemplated hereby.

(b)  The Trust will deliver or cause to be delivered to the Adviser a true and complete copy of the Registration Statement as effective from time to time, and such other documents or instruments governing the investment of each Fund and such other information as reasonably requested by the Adviser, as is necessary for the Adviser to carry out its obligations under this Agreement.

7.  Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

(a)  The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser will also immediately notify the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity or any threat thereof, before or by any court, public board or body, involving the affairs of a Fund.

(b)  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. With respect to each year that this Agreement is in effect, a senior officer of the Adviser shall furnish to the Trust (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics; and (iii) provide quarterly reports to the appropriate compliance officer on any material violations of the Adviser’s code of ethics during the period so indicated. The Adviser shall permit the Trust, the Board and/or the Trust’s employees or agents to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1) and all other records relevant to the Adviser’s code of ethics.

(c)  The Adviser has provided the Trust with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to the Trust at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d)  The Adviser will notify the Trust of any change of control of the Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser, in each case prior to such change if the Adviser is aware of such change but in any event not later than promptly after such change. The Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of such change.

(e)  The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

8.  Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.  Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to each Fund and the actions of the Adviser, the Sub-Advisers and the Trust in respect thereof.

10.  Expenses.

(a)  During the term of this Agreement, each Fund will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares.

(b)  Expenses borne by each Fund will include, but not be limited to, the following (or each Fund’s proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Agreement; (iii) filing fees and expenses relating to the registrations and qualification of the Fund’s shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (iv) fees and salaries, if any, payable to the Trust’s Trustees and officers who are not interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (“Independent Trustees”) or the Adviser; (v) all expenses incurred in connection with the Trustees’ services, including travel expenses; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (ix) legal, accounting and auditing expenses, including legal fees of counsel to the Independent Trustees; (x) charges of custodians, transfer agents and other agents; (xi) costs of preparing share certificates, if any; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Fund; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers, (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or redemption options; (xx) charges and expenses of any outside pricing service used to value portfolio securities; (xxi) interest on borrowings of the Trust; (xxii) fees or expenses related to license agreements with respect to securities indexes; and (xxiii) fees or expenses related to the costs of compliance by the Fund with applicable laws, rules and regulations.

(c)  The Adviser will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

(d)  The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

11.  Compensation.

(a)  For the services provided and the expenses assumed pursuant to this Agreement, with respect to a Fund, the Trust will pay to the Adviser a fee, computed daily and paid monthly, at an annual rate as set forth on Schedule

A hereto (as such schedule may be amended from time to time), expressed as a percentage of average daily net assets of the Fund.

(b)  The fee shall be computed daily and paid monthly to the Adviser on or before the tenth business day of the next succeeding calendar month.

(c)  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

12.  Limitation of Liability of the Adviser. The Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

13.  Limitation of Trust and Shareholder Liability. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund(s), the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or any Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

14.  Duration and Termination.

(a)  This Agreement shall become effective for each Fund upon the commencement of operations of the Trust, provided that this Agreement has been approved for each Fund by a vote of the Board, including a majority of those Trustees of the Trust who are not parties to this Agreement or the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of the outstanding securities of each Fund, or otherwise in accordance with the conditions of any order of exemption from the SEC or guidance by the SEC staff.

(b)  Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, or otherwise in accordance with the conditions of any order of exemption from the SEC or guidance by the SEC staff.

(c)  Notwithstanding the foregoing, with respect to a Fund, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon delivery of sixty (60) days’ written notice to the Adviser and may be terminated by the Adviser at any time, without the payment of any penalty, upon delivery of sixty (60) days’ written notice to the Trust. Termination of this Agreement with respect to a Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement shall terminate automatically in the event of its assignment.

15.  Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Agreement, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

16.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a Fund shall be effective until approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the outstanding voting securities of a Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

17.  Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

18.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

19.  Notices. Any notice herein required is to be in writing and is deemed to have been given to the Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail - return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail asset forth herein). All notices provided to Adviser will be sent to the attention of the President. All notices provided to the Trust will be sent to the attention of the Vice President – Fund Operations and Secretary.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of December 1, 20241.

GUIDESTONE FUNDS
5005 LBJ Freeway, Suite 2200
Dallas, Texas 75244

By:
Name:	Brandon Pizzurro
Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC
5005 LBJ Freeway, Suite 2200
Dallas, Texas 75244

By:
Name:	Melanie Childers
Title:	Vice President – Fund Operations and Secretary

1 Original Agreement dated August 27, 2001

Amended as of September 13, 2005

Amended as of July 28, 2006

Amended as of September 14, 2006

Amended as of September 1, 2007	revised: JEN	approved: PAW
Amended as of June 1, 2008	revised: JEN	approved: PAW
Amended as of May 19, 2009	revised: MRC	approved: PAW
Amended as of May 25, 2011	revised: JEN	approved: PAW
Amended as of January 1, 2012	revised: JEN	approved: PAW
Amended as of July 1, 2013	revised: JET	approved: PAW
Amended as of October 31, 2013	revised: JET	approved: PAW
Amended as of May 1, 2014	revised: JDS	approved: MRC
Amended as of May 1, 2015	revised: JLG	approved: MRC
Amended as of May 1, 2016	revised: JLG	approved: MRC
Amended as of February 11, 2017	revised: JMK	approved: MRC
Amended as of May 1, 2017	revised: JMK	approved: MRC
Amended as of September 13, 2019	revised: MC	approved: MRC
Amended as of November 12, 2020	revised: MC	approved: MRC
Amended as of August 31, 2022	revised: MC	approved: MRC
Amended as of January 27, 2023	revised: MC	approved: MRC
Amended as of July 1, 2023	revised: MW	approved: MRC
Amended as of September 20, 2024	revised: MRC	approved: MW
Amended as of December 1, 2024	revised: MRC	approved: MW

SCHEDULE A

Target Date Funds
MyDestination 2015 Fund	0.10%
MyDestination 2025 Fund	0.10%
MyDestination 2035 Fund	0.10%
MyDestination 2045 Fund	0.10%
MyDestination 2055 Fund	0.10%

Target Risk Funds
Conservative Allocation Fund	0.10%
Balanced Allocation Fund	0.10%
Growth Allocation Fund	0.10%
Aggressive Allocation Fund	0.10%

Select Funds
Money Market Fund	0.07%
Low-Duration Bond Fund	0.11%
Medium-Duration Bond Fund	0.15%
Global Bond Fund	0.25%
Strategic Alternatives Fund	0.40%
Defensive Market Strategies Fund	0.33%
Impact Bond Fund	0.15%
Impact Equity Fund	0.33%
Equity Index Fund	0.08%
Global Real Estate Securities Fund	0.33%
Value Equity Index Fund	0.08%
Value Equity Fund	0.32%
Growth Equity Index Fund	0.08%
Growth Equity Fund	0.32%
Small Cap Equity Fund	0.33%
International Equity Index Fund	0.10%
International Equity Fund	0.33%
Emerging Markets Equity Fund	0.33%